Exhibit 10.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED INTELLECTUAL PROPERTY

LICENSE AND ASSIGNMENT AGREEMENT

This Amended and Restated Intellectual Property License and Assignment Agreement (this “ Restated Agreement”) dated as of November 23, 2009 (the “Amendment Date”) is entered into by and between Relypsa, Inc., a Delaware corporation, having a place of business at 5301 Patrick Henry Drive, Santa Clara, CA 95054 (“Relypsa”) and Ilypsa, Inc., a Delaware corporation and a wholly-owned subsidiary of Amgen Inc., having a place of business at One Amgen Center Drive, Thousand Oaks, CA 91320 (“Ilypsa”).

RECITALS

WHEREAS, Ilypsa was acquired by Amgen Inc. (“Amgen”) on July 18, 2007, and each of Amgen, as sole stockholder of Ilypsa, and the board of directors of Ilypsa, approved the transfer to Relypsa of certain tangible and intangible assets relating to Ilypsa’s polymer therapeutics programs designated ILY102, ILY103, ILY105 and ILY105A in exchange for certain equity securities of Relypsa as set forth in the Exchange Agreement and certain rights in such programs, as further provided herein; and

WHEREAS, Ilypsa assigned to Relypsa certain patents and patent applications relating to such research programs (the “Assigned Patent Rights” as defined below) and licensed to Relypsa certain intellectual property, pursuant to that certain Intellectual Property License and Assignment Agreement (the “Original Agreement”) dated as of October 26, 2007 (the “Effective Date”), as amended by that Amendment No.1 effective as of August 21, 2008; and

WHEREAS, Relypsa and Ilypsa now desire to amend and restate the Original Agreement in the manner provided in this Restated Agreement and, in connection therewith and as a condition precedent thereto, to enter into: (i) that certain Series A Convertible Preferred Stock Issuance Agreement, (ii) an Amended and Restated Voting Agreement, and (iii) Amendment No. 4 to Ilypsa’s Investor Rights Agreement (which, together with certain other ancillary documents executed in connection with such transaction, collectively constitute the “Related Agreements”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS

1.1	“Affiliate” means with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person; provided, however, that for purposes of this Restated Agreement, no member of either Group shall be deemed to be an Affiliate of any member of the other Group.

1.2	“Amgen” means Amgen Inc., a Delaware corporation.

1.3	“Assigned Patent Rights” means, collectively: (a) the patent applications listed on Exhibits A(i) through A(iii) hereto; (b) all patent applications filed on an invention described in an invention disclosure listed on Exhibit B hereto; (c) all divisions, continuations (other than continuations-in-part), substitutions and patents of addition of any of the preceding; and (d) all patents and/or registrations that issue from any of the foregoing patent applications including any reissues, re-examination certificates, confirmations, extensions, substitutions, renewals and supplementary protection certificates.

1.4	“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions located in the County of Los Angeles are authorized or obligated by law or executive order to close.

1.5	“Change of Control” means the occurrence of any of the following events:

(a)	Any Person becomes the beneficial owner (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities or ownership interests of a Party representing fifty percent (50%) or more of the combined voting power of all outstanding securities or ownership interests of such Party which ordinarily (and apart from rights accruing under special circumstances) have the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire such Party’s securities);

(b)	as a result of a tender offer, merger, sale of assets or other major transaction, Persons who are directors of a Party immediately prior to such transaction cease to constitute a majority of the Board of Directors of such Party (or any successors to such Party) immediately after such transaction;

(c)	a Party is merged or consolidated with any other Person and, as a result, the holders of securities or ownership interests of such Party, as determined immediately before such transaction, own less than fifty-one percent (51%) of the outstanding securities or ownership interests of the surviving or resulting entity immediately after such transaction; or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)	a Party conveys, transfers or leases all or substantially all of its assets to another Person.

In no event shall “Change of Control” include any transaction in which Relypsa or its successor(s) issue securities to investors solely for capital raising purposes.

1.6	“Commercially Reasonable Efforts” means the level of effort required to develop, obtain regulatory approvals, manufacture and commercialize (as applicable) Products (for so long as they are Products) in a sustained manner consistent with the efforts a pharmaceutical or biotechnology company of similar size and resources would typically devote to a product for a similar indication(s) with similar market potential, profit potential and strategic value (without regard to its own internal research programs), and includes the discretion to terminate the further development of any given Product, where warranted, in Relypsa’s good faith determination, for technical or safety reasons.

1.7	“Confidential Information” means all information belonging to any Party and furnished to another Party, other than information that the recipient Party can show was (a) available to the recipient Party from Third Party sources other than employees or former employees of any Party, on a nonconfidential basis prior to its disclosure to the recipient Party by the furnishing Party, (b) in the public domain through no fault of the recipient Party, (c) lawfully acquired by the recipient Party from Third Party sources other than employees or former employees of any Party prior to the time that it was furnished to the recipient Party or (d) is independently discovered or developed by employees of the recipient Party.

1.8	“Contractor” means any Third Party under a written contract to perform discrete research, development, manufacturing or commercialization activities and the like on behalf and for the benefit of one of the Parties on a fee-for-service basis such as collaborators, contract research organizations, contract laboratory organizations, contract manufacturers, suppliers, distributors and the like.

1.9

“Controlled” means, with respect to specific intellectual property, that the applicable Party owns or has a license under such intellectual property and has the ability to grant to the other Party a license or sublicense thereto as contemplated under this Restated Agreement without violating the terms of any agreement or other arrangement with, or the rights of, any Third Party existing as of the date on which such license, sublicense or other

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

access to such rights is granted hereunder, and where the Party granting such license, sublicense or other access to such rights is required to pay to any Third Party any amounts in consideration for the grant of such license, sublicense or other access to such rights to such other Party, such license, sublicense or other access to such rights is not in effect until the Parties have agreed upon reimbursement to the granting Party of such amounts paid (or to be paid) to such Third Party.

1.10	“Effective Date” means October 26, 2007, the date on which each of the conditions specified in Article V of the Exchange Agreement was satisfied (or waived).

1.11	“Exchange Agreement” means that certain Exchange Agreement dated as of the Effective Date between Ilypsa, Amgen and Relypsa.

1.12	“FDA” means the U.S. Food and Drug Administration, and any successor agency thereto.

1.13	“Field” means treatment and/or prophylaxis of disease, excluding the Ilypsa Reserved Field and the Relypsa Reserved Field.

1.14	“Future Products” means any product, including a product which is a non-absorbed drug, which is other than (i) a Product, or (ii) any product comprising or developed from the Retained Assets or any Retained Field Product.

1.15	“Governmental Authority” means any federal, state, local, foreign or international court, government, department, commission, board, bureau or agency, or any other regulatory, administrative or governmental authority, including the Nasdaq Global Market.

1.16	“Group” means the Ilypsa Group or the Relypsa Group, as the context requires.

1.17	“ILY101 Program” means Ilypsa’s [***] program that was, as of the Effective Date, in [***] for the [***].

1.18	“ILY102 Program” means Ilypsa’s [***] research program including all polymer compounds covered by the Assigned Patent Rights relating thereto.

1.19	“ILY103 Program” means Ilypsa’s [***] research program including all polymer compounds covered by the Assigned Patent Rights relating thereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.20	“ILY104 Program” means Ilypsa’s [***] research program including all compounds covered by the Patent Rights set forth in Exhibit F.

1.21	“ILY105 Product” means any product which comprises, or is conceived or reduced to practice or otherwise derived from, or is developed, manufactured or commercialized using, any compound arising out of the ILY105 Program.

1.22	“ILY105 Program” means Ilypsa’s potassium binder research program, including the ILY105A back-up program and any other ILY105 Back-Up Product, and further including all polymer compounds covered by the Assigned Patent Rights relating thereto.

1.23	“Ilypsa Background Know-How” means any Know-How that is Controlled by Ilypsa as of the Effective Date (but excluding Relypsa Background Know-How) that (a) is reasonably necessary or useful to develop, commercialize, make, use or sell any Products or any Future Products, or (b) is reasonably necessary or useful for the practice of the Assigned Patent Rights in the Field.

1.24	“Ilypsa Background Patent Rights” means any Patent Rights (but excluding the Assigned Patent Rights and Symyx Agreement Patent Rights) that is Controlled by Ilypsa as of the Effective Date and that claims Ilypsa Background Know-How.

1.25	“Ilypsa Background Technology” means the Ilypsa Background Know-How and Ilypsa Background Patent Rights.

1.26	“Ilypsa Group” means Amgen and all of the Subsidiaries of Amgen, including Ilypsa.

1.27	“Ilypsa Reserved Field” means (a) the binding of [***] or (b) the [***] of [***], or the [***] of the absorption or activity of products of [***] of [***], including [***].

1.28	“Improvements” means any improvement of or to any invention disclosed in the Assigned Patent Rights or Symyx Agreement Patent Rights that is conceived or reduced to practice or otherwise developed at any time from the Effective Date or thereafter by Relypsa or any of its Affiliates and Sublicensees or conceived or reduced to practice or otherwise developed in the course of the Shared Equipment and Software Sublicense Agreement by Ilypsa or any of its Affiliates.

1.29	“Know-How” means all Materials and information, tangible and intangible techniques, technology, processes, practices, trade secrets, improvements, inventions (whether patentable or not), methods, knowledge, know-how, conclusions, data and results.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.30	“Losses” means, with respect to any Person, all losses, liabilities, damages, claims, demands, judgments or settlements of any nature or kind, known or unknown, fixed, accrued, absolute or contingent, liquidated or unliquidated, including all costs and expenses (legal, accounting or otherwise as such costs are incurred) relating thereto, including punitive damages and criminal fines and penalties, but excluding damages in respect of actual or alleged lost profits, suffered by such Person, regardless of whether any such losses, liabilities, damages, claims, demands, judgments, settlements, costs, expenses, fines and penalties relate to or arise out of such Person’s own alleged or actual negligent, grossly negligent, reckless or intentional misconduct.

1.31	“Materials” means the biological or chemical materials that relate exclusively to the ILY102 Program, ILY103 Program and/or ILY105 Program, including any existing quantities of compounds, reagents and assays, but specifically excluding any biological or chemical materials relating to the Retained Assets.

1.32	“Net Sales” means, with respect to a certain time period, the gross invoiced sales prices charged for all Royalty Products sold by or for Relypsa, its Affiliates and Sublicensees in arms length transactions to Third Parties during such time period, less the total of the following charges or expenses as determined in accordance with GAAP:

(a)	Trade, cash, prompt payment and/or quantity discounts;

(b)	Returns, allowances, rebates, chargebacks, other allowances, or payments to government agencies;

(c)	Retroactive price reductions applicable to sales of such product;

(d)	Reasonable fees paid to distributors, selling agents (excluding any sales representatives of a Party or any of its Affiliates), group purchasing organizations and managed care entities;

(e)	Credits or allowances for product replacement, whether cash or trade; and

(f)	Bad debt, freight or other transportation charges, insurance charges, additional special packaging, non-recoverable taxes and tariffs, and other governmental charges, provided that the total of all of these items in this subsection (f) do not exceed 1% of gross sales.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Any disposal of Royalty Products for, or use of Royalty Products in, clinical or pre-clinical trials, given as free samples, or distributed for indigent programs shall not be included in Net Sales.

Upon any sale or other disposal of any Royalty Product that should be included within Net Sales for any consideration other than an exclusively monetary consideration on bona fide arm’s length terms, then for purposes of calculating the Net Sales under this Restated Agreement, such Royalty Product shall be deemed to be sold exclusively for money at the average sales price during the applicable reporting period generally achieved for such Royalty Product in the country in which such sale or other disposal occurred when such Royalty Product is sold alone and not with other products.

Where a Royalty Product is sold together with other pharmaceutical products (excluding devices used for using or administering the Royalty Product excluded for Net Sales above) for a single price (regardless of their packaging) then for the purposes of calculating the Net Sales for the Royalty Products under this Restated Agreement, the Royalty Product shall be deemed to be sold for an amount equal to the following:

(X divided by Y) multiplied by Z

where X is the average sales price during the applicable reporting period generally achieved for the Royalty Product in the country in which such sale or other disposal occurred when such Royalty Product is sold alone and not with other pharmaceutical products; Y is the sum of the average sales price during the applicable reporting period generally achieved in that country when sold alone by each product (including the Royalty Product) included in the combination of pharmaceutical products that is sold for the single price; and Z equals the single price at which the combination of pharmaceutical products represented in Y was actually sold. In the event one or more of the products in the product combination are not sold separately, the parties shall confer in good faith to determine a fair market price that shall be equitable for the value of the Royalty Product within the combination product.

1.33	“Notices” has the meaning set forth in Section 16.5.

1.34

“Patent Right” means any of the following, whether existing now or in the future anywhere in the Territory: (i) any issued patent, including inventor’s certificates, utility model, substitutions, extensions,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

confirmations, reissues, re-examination, renewal or any like governmental grant for protection of inventions; and (ii) any pending application for any of the foregoing, including any continuation, divisional, substitution, additions, continuations-in-part, provisional and converted provisional applications.

1.35	“Person” means an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization, or a government or any department or agency thereof.

1.36	“Pivotal Trial” means a human clinical trial that, if the defined endpoints are met, is intended to be a pivotal trial for purposes of obtaining regulatory approval or to otherwise establish safety and efficacy in patients with the indication being studied for the purposes of obtaining regulatory approval and that satisfies the requirements of 21 C.F.R. 312.21(c) (or its successor regulation), or its equivalent in any other jurisdiction.

1.37	“Product” means any product which comprises, or is conceived or reduced to practice or otherwise derived from, or is developed, manufactured or commercialized using, any compound arising out of the Transferred Assets.

1.38	“Relypsa Background Know-How” means (a) any Know-How that is Controlled by Relypsa as of the Effective Date or any time thereafter that is reasonably necessary or useful to develop, commercialize, make, use or sell products derived from any Retained Assets or Retained Field Products but excluding Ilypsa Background Know-How, or (b) any Improvements.

1.39	“Relypsa Background Patent Rights” means any Patent Rights that is owned or controlled by Relypsa as of the Effective Date or any time thereafter that claims Relypsa Background Know-How but excluding Assigned Patent Rights.

1.40	“Relypsa Background Technology” means the Relypsa Background Know-How and Relypsa Background Patent Rights.

1.41	“Relypsa Group” means, collectively, Relypsa and each of its Affiliates.

1.42	“Relypsa Reserved Field” means the use of [***] for the development of pharmaceutical products as [***].

1.43	“Representatives” means, with respect to any Person, any of such Person’s directors, officers, employees, agents, consultants, advisors, accountants, attorneys and representatives.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.44	“Retained Assets” means, collectively, the ILY101 Program and the ILY104 Program.

1.45	“Retained Field Products” means the development, manufacture, use and/or commercialization of products developed, licensed or acquired by Ilypsa or its Affiliates which bind [***] or [***], or the absorption or activity of products of [***] of [***], including [***].

1.46	“Royalty Product” means any Product other than an ILY105 Product.

1.47	“Security Interest” means any mortgage, security interest, pledge, lien, charge, claim, option, right to acquire, voting or other restriction, right-of-way, covenant, condition, easement, encroachment, restriction on transfer, or other encumbrance of any nature whatsoever.

1.48	“Shared Equipment and Software Sublicense Agreement” means the written agreement attached to the Original Agreement as Exhibit J.

1.49	“Sublicensee” means any Third Party that Relypsa granted a license to any of the Assigned Patent Rights or a sublicense to any of the licensed Patent Rights under the Original Agreement or grants a license to any of the Assigned Patent Rights or a sublicense to any of the licensed Patent Rights under this Restated Agreement.

1.50	“Subsidiary” means, with respect to any specified Person, any corporation or other legal entity of which such Person or any of its Subsidiaries controls or owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote on the election of members to the board of directors or similar governing body; provided, however, that for purposes of this Restated Agreement, no member of the Relypsa Group shall be deemed to be a Subsidiary of any member of the Ilypsa Group.

1.51	“Symyx” means Symyx Technologies, Inc.

1.52	“Symyx Agreement” means that certain License Agreement by and between Symyx Technologies, Inc. and Ilypsa (formerly known as Symyx Therapeutics, Inc.) effective as of February 21, 2003, as subsequently amended on June 27, 2006.

1.53	“Symyx Agreement Patent Rights” means those certain Patent Rights and associated know-how licensed to Ilypsa in accordance with the terms of the Symyx Agreement, including those patents and patent applications set forth in Exhibit C.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.54	“Territory” means worldwide.

1.55	“Third Party” means any person or entity other than the Relypsa Group and the Ilypsa Group.

1.56	“Transferred Assets” means, collectively, the ILY102 Program, ILY103 Program, and ILY105 Program.

1.57	“Valid Claim” means an unexpired claim of an issued Patent Right that has not been disclaimed, revoked or held to be invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal can be further taken.

2.	LICENSE TO RELYPSA

2.1	License Grant. The following licenses in this Section 2.1 granted from Ilypsa to Relypsa under the Original Agreement shall continue in effect as of the Amendment Date under this Restated Agreement, subject to the terms and conditions of this Restated Agreement:

(a)	an exclusive (even as to Ilypsa), royalty-bearing sublicense under the Symyx Agreement Patent Rights and license under Improvements in the Territory to develop, commercialize, make, have made, use, sell, offer to sell and import Products in the Field and in the Relypsa Reserved Field;

(b)	a co-exclusive (with Ilypsa), fully paid sublicense in the Territory under the Symyx Agreement Patent Rights to identify, create, develop, commercialize, make, have made, use, sell, offer to sell and import any Future Products in the Field and in the Relypsa Reserved Field; and

(c)	a non-exclusive, royalty-free license, with the right to sublicense pursuant to Section 2.3, in the Territory under the Ilypsa Background Technology to use or practice the Ilypsa Background Technology to identify, create, develop, commercialize, make, use, sell and import any Products and Future Products in the Field and in the Relypsa Reserved Field.

2.2	Symyx Agreement Patent Rights. Relypsa agrees to exercise the rights granted to Relypsa under Sections 2.1(a) and 2.1(b) consistent with the terms of the Symyx Agreement, including Section 2.2 of the Symyx Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3	Sublicenses. Subject to the terms and conditions of the Symyx Agreement, as amended, and this Restated Agreement, Relypsa shall have the right to grant sublicenses under the rights granted under Section 2.1 to any Third Party, including Contractors.

2.4	Ilypsa Restrictions. Neither Ilypsa nor any of its Affiliates [***]: (a) any [***] with respect to the [***]; (b) any [***] for use in the [***]; or (c) any [***] with respect to the [***] with Ilypsa or any of its Affiliates with respect to such [***]. For the avoidance of doubt, Ilypsa shall have the [***] with respect to the [***] identified or created through the use of the [***], in all cases [***]. In addition, in the event Ilypsa assigns or otherwise transfers the Symyx Agreement to any Third Party, it shall notify Relypsa in writing after such assignment or other transfer has been completed.

2.5	[***] On a product-by-product basis, for the earlier of (a) a period of [***], and (b) [***], neither Relypsa nor any of its Affiliates, directly or indirectly, whether alone or with a Third Party, shall [***].

3.	LICENSE TO ILYPSA

3.1	License Grant. The following license in this Section 3.1 granted from Relypsa to Ilypsa under the Original Agreement shall continue in effect as of the Amendment Date under this Restated Agreement, subject to the terms and conditions of this Restated Agreement: a non-exclusive, royalty-free license in the Territory under the Assigned Patent Rights, Improvements and Relypsa Background Technology to identify, create, develop, commercialize, make, have made, use, sell, offer to sell and import products derived from any Retained Assets and Retained Field Products, for any use outside the Relypsa Reserved Field.

3.2	Sublicense. Ilypsa shall have the right to grant sublicenses under the license granted under Section 3.1 without the prior written consent of Relypsa, including to Contractors.

3.3	Relypsa [***]. Relypsa (including its successors, designees or transferees), its Affiliates and Sublicensees [***] of any product comprising or derived from the [***] under any and all [***] as of the Effective Date or is subsequently during the term of this Restated Agreement (a) [***]; or (b) [***], with respect to [***] and [***] or [***] from any [***] and [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4	Ilypsa Covenant Not to Sue. Ilypsa (including its successors, designees or transferees), and its Affiliates hereby covenant not to sue Relypsa, its Affiliates and/or end users of any Product used outside the Ilypsa Reserved Field under any and all intellectual property, including Patent Rights, that was Controlled by Ilypsa as of the Effective Date.

4.	TECHNOLOGY TRANSFER

4.1	Assignment of Patent Rights. As of the Effective Date, Ilypsa hereby assigns to Relypsa (to the extent not already actually assigned to Relypsa in accordance with the Original Agreement prior to the Amendment Date) all right, title and interest in and to (a) the patent applications and patents set forth in Exhibit A, and (b) the inventions described in the invention disclosures set forth in Exhibit B and all future Patent Rights claiming such inventions. The form of assignment is attached hereto as Exhibit I. Ilypsa agrees to cooperate with Relypsa to provide all necessary executed assignments and other documents as required to perfect the assignment set forth in this Section 4.1. Notwithstanding the above, Ilypsa shall have no obligation to assign to Relypsa any inventions independently discovered or developed by the Ilypsa Group without reference to or the use of such inventions described in the invention disclosures set forth in Exhibit B.

4.2	Laboratory Notebooks. Originals of all laboratory notebooks shall be kept by Ilypsa with copies of any laboratory notebooks which contain information related to the Transferred Assets that were provided to Relypsa pursuant to Section 4.3 of the Original Agreement. Relypsa shall promptly return copies of any lab notebooks mistakenly provided by Ilypsa identified as containing information, data or other Know-How relating only to the Retained Assets. Notwithstanding the foregoing, Ilypsa agrees to provide Relypsa access to the originals of such laboratory notebooks which contain information related to the Transferred Assets, for purposes of obtaining, maintaining or enforcing its Patent Rights. Relypsa shall not use for any purpose, shall not disclose to any Affiliate or Affiliate’s Representative and shall promptly delete and/or destroy any information, data or other Know-How relating only to the Retained Assets and contained in any transferred computer applications, programs and other software and databases provided to Relypsa pursuant to Section 4.3 of the Original Agreement and provide written certification thereof by an officer of Relypsa. For the avoidance of doubt, Relypsa shall have no right to use any information, data or other Know-How contained in any of the documentation of Ilypsa Background Know-How provided by Ilypsa to Relypsa pursuant to Section 4.3 of the Original Agreement except in a manner consistent with the licenses set forth in Article 2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3	Improvements. Upon reasonable request from Ilypsa, Relypsa shall provide to Ilypsa a copy of any patent applications filed or patents issued by or on behalf of Relypsa claiming any Improvements.

4.4	Materials.

(a)	Use. Relypsa acknowledges that the Materials are experimental in nature and may have unknown characteristics and properties. Relypsa agrees to use prudence and all reasonable care in the use, handling, storage, transportation, disposition and containment of any and all Materials, and to maintain and use the Materials under suitable containment conditions in compliance with all applicable national, state and local laws, regulations, rules, ordinances, codes of practice and current good laboratory practices.

(b)	Assumption of Risk. RELYPSA EXPRESSLY ACKNOWLEDGES THAT IT HEREBY ASSUMES ANY AND ALL RISKS ASSOCIATED WITH THE USE OF MATERIALS, AND THAT THE ILYPSA GROUP SHALL HAVE NO LIABILITY TO RELYPSA OR ANY THIRD PARTY FOR ANY LIABILITY, PROBLEM, LOSS OR DAMAGE RESULTING FROM RELYPSA’S OR ITS AFFILIATES AND SUBLICENSEES USE OF THE MATERIALS.

4.5	Shared Equipment and Software Sublicense Agreement. The Shared Equipment and Software Sublicense Agreement is terminated by agreement of the parties, and each party will continue to own those licenses, rights and equipment under that agreement in its possession as of the Amendment Date. Relypsa will pay to Ilypsa, [***] in consideration for retaining, and upon such payment shall, as between the parties (including Ilypsa’s Affiliates as of the Amendment Date), have all ownership rights in and to, the equipment in Relypsa’s possession under the immediately preceding sentence.

5.	DILIGENCE

5.1	Diligence Standard. Relypsa, itself or through one or more Sublicensees, shall at all times use Commercially Reasonable Efforts to develop, obtain regulatory approvals for, manufacture and commercialize (a) Royalty Products and (b) ILY105 Products, provided that the obligations under this Section 5.1 shall terminate with respect to ILY105 Products at such time as Relypsa has satisfied in full all payment obligations under Section 6.3 of this Restated Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.2	Reports. Relypsa shall provide to Ilypsa, within forty-five (45) days after the end of the preceding calendar year, a written report summarizing the status of the program for such Product in development and the activities performed by or on behalf of Relypsa with respect thereto, including the anticipated timelines for any regulatory approvals with respect to the Products; provided, however, that the obligations under this Section 5.2 shall terminate with respect to ILY105 Products at such time as Relypsa has satisfied in full all payment obligations under Section 6.3 of this Restated Agreement.

6.	ROYALTIES AND MILESTONE PAYMENTS

6.1	Royalty Payments. Relypsa shall pay to Ilypsa royalties, on a Royalty Product-by-Royalty Product basis, at a rate equal to the following percentages of aggregate Net Sales of each such Royalty Product sold in the Territory per year as follows:

less than or equal to $[***]	[	***]%
greater than $[***]	[	***]%

6.2	Royalty Term. Royalties shall be due and owing on each Royalty Product on a country-by-country basis in the Territory for the longer of (a) [***] years from first commercial sale of such Royalty Product in such country or (b) expiration of the last to expire Valid Claim in the Assigned Patent Rights.

6.3	Milestone Payments. Relypsa shall pay to Ilypsa milestone payment(s) according to one of the following approaches (clause (i) or (ii), below). The election of approach shall be in Relypsa’s discretion. The applicable payment(s) will be made upon the achievement of the applicable event(s) with respect to the ILY105 Program.

(i) A cash payment of (a) Six Million Two Hundred Fifty Thousand Dollars ($6,250,000) within thirty (30) days of the first occurrence of the first dosing of a patient in a Pivotal Trial for the ILY105 Program; and (b) Eighteen Million Seven Hundred Fifty Thousand Dollars ($18,750,000) within thirty (30) days of FDA’s acceptance for filing of a new drug application for the first indication; or alternatively

(ii) a cash payment of Twelve Million Five Hundred Thousand Dollars ($12,500,000) within thirty (30) days of the first occurrence of the first dosing of a patient in a Pivotal Trial for the ILY105 Program.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.4	[***]. In the event (a) a Change of Control of Relypsa occurs between (1) the first occurrence of the first dosing of a patient in a Pivotal Trial for an ILY105 Product and (2) the completion of such Pivotal Trial (i.e., the first date on which unblinded data from the trial is available to Relypsa (or its successor) following the lock of the database for such Pivotal Trial), and (b) as of the date of such Change of Control, [***] pursuant to [***] of this Restated Agreement (regardless of [***]), then Relypsa (or its successor) will have the right to pay to Ilypsa an amount equal to [***] pursuant to [***] of this Restated Agreement as of such date, in full satisfaction of Relypsa’s [***] of this Restated Agreement. The foregoing right will be exercisable only within thirty (30) days of the occurrence of such Change of Control and [***] with respect to its milestone payment obligations under [***] of this Restated Agreement.

In the event (x) a Change of Control of Relypsa occurs between (1) the completion of the first Pivotal Trial (i.e., the first date on which unblinded data from the trial is available to Relypsa (or its successor) following lock of the database for such Pivotal Trial) with respect to the ILY105 Program and (2) the date of the first filing of a new drug application (NDA) with the FDA with respect to an ILY105 Product, and (y) as of the date of such Change of Control, [***] pursuant to [***] of this Restated Agreement, then Relypsa (or its successor) will have the right to pay to Ilypsa an amount equal to [***] pursuant to [***] of this Restated Agreement prior to such date, in full satisfaction of Relypsa’s [***] of this Restated Agreement. The foregoing right will be exercisable only within thirty (30) days of the occurrence of the Change of Control and [***] with respect to its milestone payment obligations under [***] of this Restated Agreement. For clarity, any payment under this Section 6.4 does not replace or otherwise impact any payment(s) under Article 14 of this Restated Agreement.

7.	PAYMENTS; RECORDS; AUDITS

7.1	Royalty Payments; Reports. Beginning with the calendar quarter in which the first commercial sale of the first Royalty Product in the Territory has taken place, royalty payments and reports of the sale of the applicable product(s) for each calendar quarter will be calculated and delivered to Ilypsa under this Restated Agreement within forty-five (45) days of the end of such calendar quarter. Each royalty payment shall be accompanied by a report of Net Sales setting forth (a) Net Sales on a Royalty Product-by-Royalty Product and country-by-country basis during the applicable calendar quarter; and (b) a calculation of the royalty payment due hereunder for such calendar quarter for each Royalty Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2	Financial Reporting. In the event that Ilypsa elects in the future to shift its accounting and public financial reporting practices from calendar quarters and years to fiscal calendar quarters and years, Ilypsa will provide at least 30 days prior written notice of such election to Relypsa and thereafter the payment and reporting obligations under this Restated Agreement shall be deemed to comport with the fiscal reporting periods instead of the calendar periods.

7.3	Foreign Currency Exchange. With respect to Net Sales invoiced in U.S. dollars, the Net Sales hereunder shall be expressed in U.S. dollars. With respect to Net Sales invoiced in a currency other than U.S. dollars, the Net Sales invoiced shall be converted into the US dollar equivalent using a rate of exchange which corresponds to the rate used by Relypsa, for the respective reporting period, related to recording such Net Sales in its books and records that are maintained in accordance with U.S. GAAP. All payments shall be made in U.S. dollars.

7.4	Audit Rights. Relypsa shall keep complete and accurate records of the underlying revenue and expense data relating to the calculations of Net Sales and payments required under this Restated Agreement. Ilypsa (or its Affiliates) shall have the right, at its own expense, to have an independent, certified public accountant, selected by Ilypsa (or its Affiliates), review the records of Relypsa upon reasonable notice (which shall be no less than thirty (30) days prior written notice) and during regular business hours. The audit rights of Ilypsa (or its Affiliates) with respect to any calendar year shall expire three (3) years after the end of such year; provided, however, that the books and records for any particular calendar year shall only be subject to one audit. Should the inspection lead to the discovery of a discrepancy to Ilypsa’s detriment, Relypsa shall pay the amount of the discrepancy plus interest accrued at the prime rate, which shall be the interest rate as published from time to time in the “Money Rates” section of the Wall Street Journal. Interest will be compounded at the end of each calendar quarter, at which time the prime rate used to further compound interest will be the prime rate published on the first Business Day of the new calendar quarter. Interest shall accrue from the payment due date to the actual payment date. Ilypsa shall pay the full cost of the inspection unless the discrepancy is to Ilypsa’s detriment and is greater than five percent (5%), in which case Relypsa shall pay the cost charged by such accountant for such inspection.

7.5

Withholding Taxes. In the event that laws, rules or regulations require Relypsa to withhold taxes with respect to any payment to be made by Relypsa pursuant to this Restated Agreement, Relypsa will notify Ilypsa of such withholding requirement prior to making the payment to Ilypsa and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

provide such assistance to Ilypsa, including the provision of such documentation as may be required by a tax authority, as may be reasonably necessary in the efforts of Ilypsa (or its Affiliates) to claim an exemption from or reduction of such taxes. Relypsa will, in accordance with such laws, rules or regulations, withhold taxes from the amount due, remit such taxes to the appropriate tax authority, and furnish Ilypsa with proof of payment of such taxes within fifteen (15) Business Days following the payment. If taxes are paid to a tax authority, Relypsa shall provide reasonable assistance to Ilypsa (or its Affiliates) to obtain a refund of taxes withheld, or obtain a credit with respect to taxes paid.

8.	PATENT PROSECUTION AND ENFORCEMENT

8.1

Assigned Patent Rights. Relypsa shall have the first right, but not the obligation, to file, prosecute, defend, maintain and enforce the Assigned Patent Rights before all patent authorities in the Territory and shall be responsible for all costs and expenses, and shall be entitled to retain all recoveries, related thereto. If Relypsa determines in its sole discretion to not file, prosecute, defend, maintain or enforce any patent application or patent within the Assigned Patent Rights that covers or claims any invention within the (a) ILY105 Program in any country and as of such time Relypsa has not satisfied all milestone payment obligations under Section 6.3 of this Restated Agreement, or (b) ILY102 Program or ILY103 Program in any country, then in each such case Relypsa shall provide Ilypsa with at least thirty (30) days prior written notice to any required submission or payment, as applicable, to the patent authority of such country and shall provide Ilypsa with the right and opportunity to assume responsibility and control over the filing, prosecution, defense, maintenance and enforcement of any such patent application or patent. If Ilypsa assumes responsibility and control over such patent application or patent within such program (each such patent or application an “Assumed Patent”), it shall so notify Relypsa in writing within such thirty (30) days, and thereafter be responsible for all costs and expenses, and shall be entitled to retain all recoveries, related thereto. For the sake of clarity, for purposes of this Section 8.1, assumption of responsibility and control over the filing, prosecution, defense, maintenance and enforcement of a patent application or patent means assumption of handling and decision-making with respect to filing, prosecution, defense, maintenance and enforcement of such patent application or patent, but not an assignment of ownership of that patent application or patent from Relypsa to Ilypsa; however, Relypsa will reasonably cooperate with Ilypsa and take such actions as are necessary to permit Ilypsa to effectuate and exercise such responsibility and control. In addition, following Relypsa’s satisfaction of all milestone payment obligations under Section 6.3 of this Restated Agreement, upon

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the written request of Relypsa, Ilypsa shall revert back to Relypsa all responsibility and control over the filing, prosecution, defense, maintenance and enforcement of any Assumed Patent within the ILY105 Program, and Ilypsa shall have no further rights with respect to such Assumed Patent, subject to Relypsa’s reimbursement of Ilypsa’s out of pocket costs incurred in the filing, prosecution, defense, and maintenance of any such Assumed Patent. Notwithstanding the foregoing, if Relypsa is pursuing a reasonable patent strategy to obtain and maintain broad, meaningful patent protection for the ILY105 Program, ILY102 Program or ILY103 Program hereunder, as the case may be, and Relypsa determines to not file, prosecute, defend, maintain or enforce a patent application or patent within the Assigned Patent Rights for such program because it reasonably believes that the filing, prosecuting, defending, maintaining or enforcing of such patent application or patent would adversely affect such patent strategy, then Relypsa shall provide Ilypsa written notice of such determination and belief at least thirty (30) days prior to any required submission or payment, as applicable, to the patent authority of the applicable country as specified above but Ilypsa will not have the right to assume responsibility and control over such patent application or patent in such country. Upon request of Ilypsa, Relypsa will reasonably discuss any such determination and belief with Ilypsa.

8.2	Ilypsa Background Patent Rights. Ilypsa shall have the sole right, but not the obligation, to file, prosecute, defend, maintain and enforce the Ilypsa Background Patent Rights before all patent authorities in the Territory and shall be responsible for all costs and expenses, and shall be entitled to retain all recoveries, related thereto.

8.3	Symyx Agreement Patent Rights. In the event Relypsa becomes aware of any Third Party infringement of any of the Symyx Agreement Patent Rights outside the Ilypsa Reserved Field, upon its request, Ilypsa and Relypsa shall meet and discuss whether and under what terms and conditions Relypsa may obtain the right to enforce such Symyx Agreement Patent Rights against such Third Party.

8.4	[***]. Relypsa has provided written notice to Ilypsa dated [***] regarding the [***] patents and/or patent applications with respect to the [***], and Ilypsa acknowledges that Relypsa is [***] patents and patent applications and that Relypsa is [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.	CONFIDENTIALITY

9.1	Obligations. Each of Ilypsa and Relypsa shall hold, and shall use its commercially reasonable efforts to cause its employees, Affiliates and Representatives to hold, in strict confidence all Confidential Information furnished to it by such other party pursuant to this Restated Agreement and shall not release or disclose such information to any other Person, except its Representatives, who shall be bound by the provisions of this Section 9.1. Notwithstanding the foregoing, each of Ilypsa and Relypsa and their respective Representatives and Affiliates shall be deemed to have satisfied its obligations under this Section 9.1 with respect to any Confidential Information if it exercises the same care with regard to such information as it takes to preserve confidentiality for its own similar information.

9.2	Authorized Disclosures. Ilypsa and Relypsa and their respective employees, Affiliates and Representatives may disclose such information to the extent (and only to the extent) that such disclosure is reasonably necessary in the following instances: (a) filing or prosecuting (including defending before patent agencies) Patent Rights as contemplated under this Restated Agreement; (b) disclosure to Regulatory Authorities in connection with Regulatory Filings contemplated under this Restated Agreement; (c) prosecuting or defending litigation or otherwise establishing or enforcing rights or obligations pursuant to this Restated Agreement; (d) complying with applicable governmental laws and regulations (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) or any order of a court or governmental agency of competent jurisdiction, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance; and (e) to advisors to and investors in such Party and to bona fide potential investors, lending institutions, acquirors and merger candidates, provided such Receiving Party has executed with such Third Party a binding confidentiality agreement on terms which are no less favorable than those provided in this Article 9.

9.3	Process. The Party required or intending to disclose the other Party’s Confidential Information under Section 9.2 (a) through (d) shall first have given prompt written notice to such other Party to enable it to discuss with the first Party the need to disclose such information and to seek any available exemptions from or limitations on such disclosure requirement and shall reasonably cooperate in such efforts by the other Party. If and whenever any Confidential Information is disclosed under Section 9.2, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Restated Agreement).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.	REPRESENTATIONS AND WARRANTIES

10.1	Representations and Warranties of Relypsa. Relypsa represents and warrants to Ilypsa that, as of the Amendment Date:

(a)	Organization, Standing and Power. Relypsa is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, lease and operate its assets, and to carry on its business as currently conducted. Relypsa is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of the Transferred Assets or the conduct of its business requires such qualification.

(b)	Corporate Authorization. Relypsa has full corporate power and authority to execute and deliver this Restated Agreement and to perform its obligations hereunder. The execution, delivery and performance by Relypsa of this Restated Agreement has been duly and validly authorized and no additional corporate or shareholder authorization or consent is required in connection with the execution, delivery and performance by Relypsa of this Restated Agreement.

(c)	Consents and Approvals. No consent, approval, waiver, authorization, notice or filing is required to be obtained by Relypsa from, or to be given by Relypsa to, or made by Relypsa with, any Governmental Authority or other Person in connection with the execution, delivery and performance by Relypsa of this Restated Agreement other than those the failure of which to obtain, give or make would not, individually or in the aggregate, materially impair or delay the ability of Relypsa to perform its obligations under this Restated Agreement.

(d)	Non-Contravention. The execution, delivery and performance by Relypsa of this Restated Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of Relypsa, or (ii) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of Relypsa under, or a loss of any benefit to which Relypsa is entitled under, any contract, agreement or arrangement to which it is a party or result in the creation of any Security Interest upon any of its assets, other than, in the case of clause (ii), conflicts, breaches, terminations, defaults, cancellations, accelerations, losses, violations or Security Interests that would not, individually or in the aggregate, impair or delay Relypsa’s ability to perform its obligations hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e)	Binding Effect. This Restated Agreement, when executed and delivered by Ilypsa, will constitute a valid and legally binding obligation of Relypsa enforceable against it in accordance with its terms.

10.2	Representations and Warranties of Ilypsa. Ilypsa represents and warrants to Relypsa that, as of the Amendment Date:

(a)	Organization, Standing and Power. Ilypsa is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, lease and operate its assets, and to carry on its business as currently conducted. Ilypsa is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of its assets or the conduct of its business requires such qualification.

(b)	Corporate Authorization. Ilypsa has full corporate power and authority to execute and deliver this Restated Agreement and to perform its obligations hereunder. The execution, delivery and performance by Ilypsa of this Restated Agreement has been duly and validly authorized and no additional corporate or shareholder authorization or consent is required in connection with the execution, delivery and performance by Ilypsa of this Restated Agreement.

(c)	Consents and Approvals. No consent, approval, waiver, authorization, notice or filing is required to be obtained by Ilypsa from, or to be given by Ilypsa to, or made by Ilypsa with, any Governmental Authority or other Person in connection with the execution, delivery and performance by Ilypsa of this Restated Agreement other than those the failure of which to obtain, give or make would not, individually or in the aggregate, materially impair or delay the ability of Ilypsa to perform its obligations under this Restated Agreement.

(d)

Non-Contravention. The execution, delivery and performance by Ilypsa of this Restated Agreement, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of Ilypsa, or (ii) conflict with, or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of Ilypsa under, or a loss of any benefit to which Ilypsa is entitled under, any contract, agreement or arrangement to which it is a party or result in the creation of any Security Interest upon any of its assets, other than, in the case of clause (ii), conflicts, breaches, terminations, defaults, cancellations, accelerations, losses, violations or Security Interests that would not, individually or in the aggregate, impair or delay Ilypsa’s ability to perform its obligations hereunder.

(e)	Binding Effect. This Restated Agreement, when executed and delivered by Relypsa, will constitute a valid and legally binding obligation of Ilypsa enforceable against it in accordance with its terms.

11.	NO REPRESENTATIONS AND WARRANTIES; EXCEPTIONS

11.1	Except for the representations and warranties provided in Section 10.2, Relypsa understands and agrees that no member of the Ilypsa Group is, in this Restated Agreement, representing or warranting to the Relypsa Group in any way as to the Transferred Assets or the Assigned Patent Rights, or as to whether the Transferred Assets and Assigned Patent Rights are sufficient, individually or collectively, to enable Relypsa to conduct any business, or as to any consents or approvals required in connection with the consummation of the transactions contemplated by this Restated Agreement, or as to any licenses or permits from any Governmental Authority that may be necessary or desirable for the conduct of any business by Relypsa, it being agreed and understood as between the Groups, the members of the Relypsa Group shall take all of the Transferred Assets “as is, where is” and that, except as provided in this Section 12.1, the members of the Relypsa Group shall bear the economic and legal risk that conveyances of the Transferred Assets and Assigned Patent Rights shall prove to be insufficient or that the title of any member of the Relypsa Group to any Transferred Assets or Assigned Patent Rights shall be other than good and marketable and free from encumbrances.

12.	[***]

12.1	Ilypsa hereby [***] that Ilypsa [***] or [***] of the [***] as set forth in [***] to the Original Agreement in connection with services being provided by such Third Party on behalf of Relypsa relating to the development or manufacture of any Product other than Retained Field Products.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.	INDEMNIFICATION

13.1	Indemnification by Relypsa. Relypsa agrees to indemnify, defend and hold harmless each member of the Ilypsa Group and each of their Representatives and Affiliates from and against all Losses resulting from any Third Party claim (other than product liability claims which are covered by the Exchange Agreement) arising out of or otherwise relating to (i) Relypsa’s performance of its obligations under this Restated Agreement, (ii) the research, development, manufacture, use, offer for sale, sale or other disposition of any Product or any Future Product by or on behalf of Relypsa, its Affiliates or Sublicensees, or (iii) breach of this Agreement, or the representations and warranties of Relypsa hereunder, by Relypsa.

13.2	Indemnification by Ilypsa. Ilypsa agrees to indemnify, defend and hold harmless each member of the Relypsa Group and each of their Representatives and Affiliates from and against all Losses resulting from any Third Party claim (other than product liability claims which are covered by the Exchange Agreement) arising out of or otherwise relating to (i) Ilypsa’s performance of its obligations under this Restated Agreement, (ii) the research, development, manufacture, use, offer for sale, sale or other disposition, in each case only with respect to any such activities taking place after the Effective Date, of any product derived from any Retained Assets, any Retained Field Products or any Future Product by or on behalf of Ilypsa, its Affiliates or sublicensees, or (iii) breach of this Restated Agreement, or the representations and warranties of Ilypsa hereunder, by Ilypsa.

13.3	Procedure.

(a)

If any Person who may seek indemnification under this Restated Agreement (the “Indemnitee”) receives notice of the assertion of any Third Party claim with respect to any matter or Losses against which, under this Article 13, a Person who is obligated under this Restated Agreement to provide indemnification (the “Indemnifying Party”) has agreed to indemnify such Indemnitee or such Indemnifying Party has agreed to assume, such Indemnitee shall give such Indemnifying Party written notice thereof within 15 days after becoming aware of such Third Party claim; provided, however, that the failure of any Indemnitee to give notice as provided in this Section 13.3 shall not relieve any Indemnifying

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Party of its obligations under this Article 13, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice. Such notice shall describe such Third Party claim in reasonable detail and, if practicable, shall indicate the estimated amount of the Losses that has been or may be sustained by such Indemnitee.

(b)	An Indemnifying Party, at such Indemnifying Party’s own expense and through counsel chosen by such Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnitee), may elect to defend any Third Party claim. If an Indemnifying Party elects to defend a Third Party claim, then, within 10 Business Days after receiving notice of such Third Party claim or sooner if the nature of such Third Party claim so requires, such Indemnifying Party shall notify the Indemnitee of its intent to do so. Such Indemnitee shall thereupon use commercially reasonable efforts to make available to such Indemnifying Party, at such Indemnifying Party’s expense, such assistance in support of the prosecution or defense of such litigation as the Indemnifying Party may reasonably request, including without limitation, the right to assert in the name of the Indemnitee such rights, claims, counterclaims or defenses that such Indemnitee would be or would have been permitted to assert in such litigation or in the prosecution of a claim or counterclaim against a Third Party or in defense against such Third Party claim had the Closing (as defined in the Exchange Agreement) not occurred. Such Indemnifying Party shall pay such Indemnitee’s reasonable out-of-pocket expenses incurred in connection with such cooperation, promptly as and when incurred. If an Indemnifying Party elects not to defend against a Third Party claim, or fails to notify an Indemnitee of its election as provided in this Section 13.3 within the period of 10 Business Days described above, such Indemnitee may through counsel chosen by such Indemnitee, defend, compromise and settle such Third Party claim, and all expenses related to the defense, compromise and settlement of such Third Party claim shall be borne and paid exclusively by the Indemnifying Party; provided, however, that no such Indemnitee may compromise or settle any such Third Party claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

(c)

Notwithstanding the foregoing, the Indemnifying Party shall not, without the prior written consent of the Indemnitee, settle or compromise any Third Party claim or consent to the entry of any judgment which does not include as an unconditional term thereof

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the delivery by the claimant or plaintiff to the Indemnitee of a written release of the Indemnitee from all liability in respect of such Third Party claim.

(d)	If an Indemnifying Party chooses to defend or to seek to compromise any Third Party claim, the related Indemnitee shall make available to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense.

13.4	Insurance. Relypsa shall at its own expense procure and maintain during the term of this Restated Agreement, insurance policy/policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated. Any insurance shall not be construed to create a limit of Relypsa’s liability with respect to its indemnification obligations under this Article 13. Relypsa’s insurance hereunder shall be primary with respect to the obligations for which Relypsa is liable hereunder.

14.	CHANGE OF CONTROL

14.1	Until such time as the occurrence of a Qualified Public Offering (as defined in Relypsa’s Amended and Restated Certificate of Incorporation), as far in advance as practicable, but in no event less than three (3) Business Days, prior to Relypsa entering into a legally binding agreement to effect a Change of Control of Relypsa to occur at a future date, Relypsa shall notify Ilypsa thereof, without any obligation to specify the name(s) of the acquiring Third Party(ies) nor any of the terms of such contemplated Change of Control transaction. Promptly following the consummation of such Change of Control, Relypsa (or its successor) shall advise Ilypsa whether or not [***]. For the purposes of this Article 14, [***] means a [***] comprising any [***] comprising or developed from the [***] at the time of the occurrence of a Change of Control, so long as Ilypsa or its Affiliates is either [***].

14.2	Payment to Ilypsa.

(a)	Upon the occurrence of a Change of Control of Relypsa, Relypsa shall pay to Ilypsa an amount equal to the applicable Payment Value (as defined below) corresponding to the applicable Aggregate Purchase Price (as defined below) in such Change of Control transaction as set forth in the following table:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aggregate Purchase Price	Payment Value
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)	Where the Aggregate Purchase Price is paid in whole or in part with stock of the acquirer (“Acquirer Stock”), the value per share of Acquirer Stock issued to Relypsa or its stockholders in any such Change of Control transaction (the “Acquirer Stock Value”) shall be used to (i) determine (together with the other forms of consideration payable in the Change of Control transaction, if any) the Aggregate Purchase Price and so to determine which Payment Value is owed to Ilypsa under the chart set forth in Section 14.2(a) and (ii) determine the number of shares to be issued to Ilypsa pursuant to Section 14.2(a) as payment for such Payment Value so determined for purposes of satisfying the applicable Payment Value then owed as set forth in the chart in Section 14.2(a) (the “Dual Purpose”). Where the relevant purchase agreement and/or other transaction documents relating to such Change of Control transaction (the “Transaction Documents”) state the Acquirer Stock Value, either in dollar amount or by reference to a formula by which a dollar amount can be derived upon the closing of the Change of Control transaction (or, in the case of a contingent payment paid in Acquirer Stock, at the time such contingent payment is due) (such stated dollar value or formula-based value, the “Stated Acquirer Stock Value”), then the value of each share of Acquirer Stock for the Dual Purpose shall, in each case, be equal to the Stated Acquirer Stock Value, subject to Section 14.2(e).

(c)

If, however, the Transaction Documents do not contain the Stated Acquirer Stock Value, then the following shall apply: (i) if the Acquirer Stock is publicly traded, then the value of each share of Acquirer Stock for the Dual Purpose shall be equal to the average of the daily volume-weighted average prices for a share of such Acquirer Stock during the period beginning at 9:30 a.m., New York City time, and ending at 4:00 p.m., New York City time, as reported by Bloomberg, over the ten (10) trading-day period commencing five (5) trading days prior to the public announcement of the signing of the Transaction Documents and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ending on the fourth (4th) trading day following such announcement (the “Market-Based Formula”), and (ii) if the Acquirer Stock is not publicly traded, then the value of each share of Acquirer Stock for the Dual Purpose shall be determined by the Board of Directors of Relypsa in good faith.

(d)	Notwithstanding the foregoing, in any Change of Control transaction that includes Acquirer Stock as consideration, the Acquirer Stock Value shall be approved by the Board of Directors of Relypsa (or a special committee thereof) in good faith as reflecting fair value in the Change of Control transaction for the Dual Purpose.

(e)	Notwithstanding anything to the contrary in this Section 14.2, if the Acquirer Stock is privately traded, or publicly traded and the value of the Acquirer Stock is not calculated in the Transaction Documents with the Market-Based Formula or any other reasonable market-based formula that determines the Acquirer Stock Value by reference to an average of the actual market trading prices of the Acquirer Stock over a multiple-day trading window of not less than two (2) trading days and not more than thirty (30) trading days ending on or about the signing date for the Transaction Documents or prior to the closing of the Change of Control transaction, Relypsa shall be required to elect to do either of the following:

(i) prior to entering into the Transaction Documents, Relypsa shall notify Ilypsa of the proposed Acquirer Stock Value in writing (the “Proposed Value Notice”), and Ilypsa shall have a period of ten (10) business days after its receipt thereof to object to the proposed Acquirer Stock Value reflected in the Proposed Value Notice by delivering a written notice of objection to Relypsa (the “Objection Notice”) and specifying therein two (2) independent third-party investment banking firms (each, a “Designated Firm”). Upon receipt of the Objection Notice, Relypsa will select one (1) of the proposed Designated Firms by written notice to Amgen and shall engage the selected Designated Firm to determine the Acquirer Stock Value for the Dual Purpose; or

(ii) Relypsa shall notify Ilypsa upon the later of (A) ten (10) days after the announcement of the execution of the Transaction Documents for such Change of Control transaction and (B) the date upon which Ilypsa receives any stockholder consent, information statement or other document describing the Change of Control transaction, which such notice shall contain the Stated

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Acquirer Stock Value, or if none, the proposed Acquirer Stock Value and shall include with such notice a true and complete copy of the acquisition agreement comprising such Change of Control transaction (the “Value Notice”). Ilypsa may object to the proposed Acquirer Stock Value reflected in the Value Notice by delivering an Objection Notice and specifying therein two (2) Designated Firms. Within five (5) days of the receipt of the Objection Notice, Relypsa will select one (1) of the proposed Designated Firms by written notice to Amgen and shall engage the selected Designated Firm to determine the Acquirer Stock Value.

In connection with proceeding under clause (i) or (ii) above, Relypsa shall enter into a customary engagement agreement with the Designated Firm, shall cooperate fully with the Designated Firm in its review and shall use reasonable good faith efforts to cause the acquirer to cooperate fully with the Designated Firm in its review. The Designated Firm shall make its determination of the Acquirer Stock Value promptly for the above stated purposes (and in any event within ten (10) business days after its engagement). The determination of the Designated Firm of the Acquirer Stock Value shall be binding on all parties hereto absent manifest error and shall be provided to Ilypsa and Relypsa concurrently. Relypsa and Ilypsa shall each bear one-half of the cost of the engagement of the Designated Firm.

(f)

Upon the occurrence of a Change of Control of Relypsa, Ilypsa shall receive the Payment Value based on the aggregate consideration actually paid to Relypsa and the stockholders of Relypsa at the closing of such Change of Control, with the cash portion being paid at the closing and any stock portion being delivered to Ilypsa (or its designee) within ten (10) days of such closing. If the Aggregate Purchase Price includes deferred or contingent payments, Ilypsa shall receive additional payments each time deferred or contingent consideration is actually paid to Relypsa or the stockholders of Relypsa in respect of such Change of Control transaction (if any), in the applicable additional amount such that, following each such additional payment (and after taking into account all previous payments of the Payment Value to Ilypsa), Ilypsa will have received the aggregate Payment Value corresponding to the total Aggregate Purchase Price actually paid through the date of the distribution of such deferred or contingent payment to Relypsa and the stockholders of Relypsa in respect of the Change of Control transaction. For example, if the Aggregate Purchase Price is $450 Million, of which $175 Million is paid in cash at closing, and an earnout payment of an additional $125

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Million is paid in cash on event X, and an additional earnout payment of an additional $150 Million is paid in cash on event Y; then Ilypsa would be paid $15 Million in cash at closing, and upon achievement of event X, would be paid $10 Million in cash, and upon achievement of event Y, would be paid $5 Million in cash, for total payment to Ilypsa of $30 Million in cash.

(g)	As used herein the term “Aggregate Purchase Price” means all consideration payable to Relypsa or its stockholders in a Change of Control transaction (including any deferred or contingent payments), prior to deductions therefrom (if any), but less payments paid to third party advisors in connection with the negotiation, execution and consummation of the Change of Control transaction (including consultants, legal advisors and financial advisors) to the extent that such payments do not exceed 3% of all such consideration. In addition, to the extent the Transaction Documents provide for a portion of the Aggregate Purchase Price to be withheld in escrow, the amount net of such escrow actually paid upon the occurrence of such Change of Control shall be used to determine the Aggregate Purchase Price for purposes of determining the Payment Value to be paid within ten (10) days of such occurrence; provided, however, that upon release, if any, of such escrowed amount, Ilypsa shall be paid the applicable additional amount such that, following such additional payment (and after taking into account all previous payments of the Payment Value to Ilypsa), Ilypsa will have received the aggregate Payment Value corresponding to the total Aggregate Purchase Price actually paid through the date of the distribution of such released amount to Relypsa and the stockholders of Relypsa in respect of the Change of Control transaction.

14.3	Acquisition of [***]. If, during the time period referred to [***], Relypsa (or, for the avoidance of doubt, its successor) [***] through Change of Control, merger, acquisition or otherwise, to develop and/or commercialize one or more [***], it will [***]. In no event shall [***].

15.	TERM AND TERMINATION

15.1	Term. This Restated Agreement shall commence on the Amendment Date, and unless earlier terminated as provided in this Article 15, shall remain in full force and effect on a country-by-country basis until the expiration of the later to occur of (a) the last to expire of the Patent Rights licensed hereunder in the applicable country; or (b) the last sale of any Royalty Product in the applicable country.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.2	Termination for Cause. A Party shall have the right to terminate this Restated Agreement, on a program-by-program basis, upon the material breach by the other Party of such other Party’s material obligations with respect to the ILY102 Program, ILY103 Program or ILY105 Program (with respect to the ILY105 Program only until such time as Relypsa has satisfied all milestone payment obligations under Section 6.3 of this Restated Agreement) (the “Reverted Program”), as the case may be, if such breach is not cured within sixty (60) days (or such longer period as is reasonably requested by such breaching Party if such breach is incapable of being cured within the 60-day period) after receipt of written notice from such Party thereof specifying the nature of the alleged breach. Notwithstanding the foregoing, in the event of a dispute as to whether the breaching Party committed or did not cure such material breach, for so long as such dispute is pending, the non-breaching Party’s right to so terminate this Restated Agreement shall be tolled.

15.3	Effect of Termination for Breach.

(a)	In the event of such termination by Ilypsa due to material breach by Relypsa, the following shall apply: (i) all licenses granted by Ilypsa pursuant to Section 2.1 with respect to such Reverted Program shall terminate; (ii) Relypsa shall assign to Ilypsa all Assigned Patent Rights relating to such Reverted Program, and where such Assigned Patent Rights cover or claim inventions related to programs in addition to the Reverted Program, Ilypsa shall grant to Relypsa an exclusive license under such Assigned Patent Rights consistent with the terms and conditions of this Restated Agreement only to the extent necessary to continue development and commercialization of products under other Transferred Assets or any Future Products; (iii) Relypsa shall assign to Ilypsa all regulatory filings and approvals held by it with respect to such Reverted Program, if any; (iv) Relypsa shall transfer to Ilypsa any product inventory on-hand relating to such Reverted Program at a price equal to Relypsa’s cost of goods and (v) Relypsa shall grant to Ilypsa an exclusive license under Relypsa’s then-owned or controlled intellectual property to make, have made, use, sell, offer for sale, or import products arising out of such Reverted Program, worldwide.

(b)	In the event of material breach by Ilypsa, all licenses granted to Relypsa set forth in this Restated Agreement with respect to such Reverted Program shall survive. In addition, Relypsa shall also have the right, in addition to any other remedies, to offset against all royalties or other payments owed to Ilypsa hereunder any damages incurred by Relypsa as a result of such breach, as determined by a court of competent jurisdiction from which decision no appeal can be further taken.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.4	Termination for Insolvency. If voluntary or involuntary proceedings by or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such Party, which proceedings, if involuntary, shall not have been dismissed without prejudice within sixty (60) days after the date of filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within sixty (60) days thereafter, the other Party may immediately terminate this Restated Agreement effective upon notice of such termination.

15.5	Effects of Termination.

(a)	Accrued Rights and Obligations. Termination of this Restated Agreement for any reason shall not release any Party from any liability that, at the time of such termination, has already accrued to the other Party or that is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity that accrued or are based upon any event occurring prior to such termination.

(b)	Survival. Sections 2.5, 3.3 and 3.4 (to the extent relating to activities prior to the effective date of termination), 8.2, and Articles 1, 6 (in the event of a material, uncured breach by Ilypsa and royalty payments not extinguished by any damages claim of Relypsa), 7, 9, 13, 15 and 16 of this Restated Agreement shall survive expiration or early termination of this Restated Agreement for any reason. Sections 4.1 and 8.1 of this Restated Agreement shall survive expiration or early termination of this Restated Agreement other than a termination due to material breach by Relypsa.

15.6

Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Restated Agreement by Relypsa or Ilypsa are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Restated Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

under the U.S. Bankruptcy Code, the Party hereto that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Restated Agreement, or (ii) if not delivered under (i) above, following the rejection of this Restated Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

16.	MISCELLANEOUS

16.1	Complete Agreement. This Restated Agreement and the Related Agreements and the Exhibits hereto and thereto and the agreements and other documents referred to herein and therein shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof. This Restated Agreement shall apply as of the Amendment Date and the Original Agreement (as and when amended) shall have applied to matters under the Original Agreement between the Effective Date and the Amendment Date.

16.2	Expenses. Except as otherwise specifically provided in this Restated Agreement, Relypsa and Ilypsa shall bear their respective expenses, costs and fees (including attorneys’, auditors’ and financing fees, if any) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Restated Agreement and compliance herewith, whether or not the transactions contemplated hereby are effected.

16.3	Negotiation. Prior to resorting to litigation, the parties will first attempt to resolve any controversy or claim arising out of or relating to this Restated Agreement, or the breach hereof by direct discussions and negotiation, including if either party so elects, negotiation among senior executives of Ilypsa and Relypsa. Any party asked to participate in such negotiations will use reasonable efforts to make a designated senior executive available promptly to participate in negotiations, with authority to resolve the matter. The designated senior executives shall negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach a resolution, the parties shall be entitled to resort to such remedies as they may have in equity or at law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.4	Governing Law. This Restated Agreement shall be governed by and construed in accordance with the laws of the State of California (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect, performance and remedies.

16.5	Notices. All notices, requests, claims, demands and other communications hereunder (collectively, “Notices”) shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, electronic mail or other standard form of telecommunications (provided confirmation is delivered to the recipient the next Business Day in the case of facsimile, electronic mail or other standard form of telecommunications) or by delivery via a recognized overnight air courier, addressed as follows:

If to Ilypsa:

One Amgen Center Drive

Thousand Oaks, CA 91320

Attention:  [***]

                    [***]

Facsimile:   [***]

with a copy to:

Attention: David J. Scott

                  Senior Vice President and Secretary

Facsimile: [***]

If to Relypsa:

Relypsa, Inc.

5301 Patrick Henry Drive

Santa Clara, CA 95054

Attention: General Counsel

Facsimile: [***]

with a copy to (which shall not constitute notice):

Cooley Godward Kronish, LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

Attention: [***], Esq.

Facsimile: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this section.

16.6	Amendment and Modification. This Restated Agreement may be amended, modified or supplemented only by a written agreement signed by both of the parties hereto.

16.7	Successors and Assigns; No Third Party Beneficiaries. This Restated Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, but neither this Restated Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed). Except as specifically provided under this Restated Agreement, no intellectual property owned or controlled by any Third Party successor to or assignee of a Party immediately prior to the event resulting in such assignment or succession in interest shall be included in any of the intellectual property licensed to, or information to be provided by, the Party undergoing such succession or assignment.

16.8	Counterparts. This Restated Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.9	Interpretation. The headings contained in this Restated Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Restated Agreement.

16.10	Legal Enforceability. Any provision of this Restated Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Restated Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

16.11	References; Construction. References to any “Exhibit” or “Section,” without more, are to Exhibits and Sections to or of this Restated Agreement. Unless otherwise expressly stated, clauses beginning with the term “including” set forth examples only and in no way limit the generality of the matters thus exemplified.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.12	Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Restated Agreement to be duly executed as of the date first above written.

ILYPSA

By:	/s/ Robert A. Bradway
Name: Robert A. Bradway Title: Executive Vice President and Chief Financial Officer

RELYPSA

By:	/s/ Gerrit Klaerner
Gerrit Klaerner, Ph.D. Senior Vice President, Chief Operating Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A(i)

ILY 102 PROGRAM

[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A(ii)

ILY 103 PROGRAM

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A(ii) (continued)

[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A(iii)

ILY 105 PROGRAM

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A(iii) (continued)

[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Invention Disclosures

Ilypsa Ref. No.	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

B-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Symyx Agreement Patent Rights

Granted Patent or Published No.	Title

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

F-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F

ILY 104 Program Patent Applications and Patents

Ilypsa Ref. No.	Country	Application No.	Patent No.	Title	Status	Primary Program
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F (continued)

Ilypsa Ref. No.	Country	Application No.	Patent No.	Title	Status	Primary Program
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F (continued)

Ilypsa Ref. No.	Country	Application No.	Patent No.	Title	Status	Primary Program
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F (continued)

Ilypsa Ref. No.	Country	Application No.	Patent No.	Title	Status	Primary Program
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT I

Assignment

WHEREAS ILYPSA, INC., (hereinafter, “ASSIGNOR”), a corporation organized and existing under the laws of the State of Delaware, and having a place of business at One Amgen Center Drive, Thousand Oaks, CA 91320-1799, is the assignee of interest in inventions set forth in U.S. and foreign patents and U.S. and foreign patent applications (collectively, “Patent Documents”), listed in Appendix A hereto;

WHEREAS             , (hereinafter, “ASSIGNEE”), a corporation organized and existing under the laws of the State of             , and having a place of business at             , is desirous of acquiring all interest in and to said inventions and to the Patent Documents listed in Appendix A;

NOW, THEREFORE, be it known to all whom it may concern:

THAT for good and valuable consideration the receipt of which is hereby acknowledged, ASSIGNOR has and does hereby sell, assign, transfer and set over unto ASSIGNEE, its successors and assigns, the full and exclusive right, title and interest, including all rights acquired in foreign countries, in and to said Patent Documents (listed in Appendix A, attached hereto and incorporated herein by reference), including any divisions, renewals, continuations in whole or in part, substitutions, conversions, reissues, prolongations or extensions thereof, and in and to any and all letters patents to be granted and issued therefor, not only for, to and in the United States of America, its territories and possessions, but for, to and in all other countries; and it has been and is hereby authorized and requested that the appropriate government agencies issue said letters patents to ASSIGNEE, its successors and assigns, in accordance with this assignment.

ASSIGNOR HEREBY covenants and agrees that it has the full right to convey the interest herein assigned, and ASSIGNOR has not executed, and will not execute, any agreement in conflict herewith.

IN WITNESS AND IN TESTIMONY WHEREOF, I as a duly authorized representative of ASSIGNOR, hereunto set my hand on the date shown below.

THIS             day of             , 20    .

ILYPSA, INC.

By:
Name:
Title:

J-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F (continued)

STATE OF CALIFORNIA             )

COUNTY OF VENTURA             )

On             , before me personally appeared             , known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

F-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.